                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)



     Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney in fact, with full power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   May 1, 2000
                                   -------------------------
                                   Date



                                   /s/THOMAS J. WILSON, II
                                      ------------------------------------------
                                   Thomas J. Wilson, II
                                   President, Chief Operating Officer
                                   (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney in fact, with full power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    May 1, 2000
                                    -------------------------
                                    Date



                                    /s/MICHAEL J. VELOTTA
                                      ------------------------------------------
                                    Michael J. Velotta
                                    Vice President, Secretary,
                                    General Counsel and Director

                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)



     Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) her attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    May 1, 2000
                                    -------------------------
                                    Date



                                     /s/SARAH R. DONAHUE
                                      ------------------------------------------
                                     Sarah R. Donahue
                                     Assistant Vice President and Director

                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                     GLENBROOK STI CLASSIC VARIABLE ANNUITY


         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   May 1, 2000
                                   -------------------------
                                   Date



                                /s/JOHN R. HUNTER
                                   ------------------------------------------
                                   John R. Hunter
                                   Vice President and Director

                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                     GLENBROOK STI CLASSIC VARIABLE ANNUITY

     Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   May 1, 2000
                                   -------------------------
                                   Date



                                   /s/SAMUEL H. PILCH
                                      ------------------------------------------
                                      Samuel H. Pilch
                                      Controller (Principal Accounting Officer)

                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                         GLENBROOK STI VARIABLE ANNUITY

     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   May 1, 2000
                                   -------------------------
                                   Date



                                   /s/KEVIN R. SLAWIN
                                      ------------------------------------------
                                      Kevin R. Slawin
                                      Vice President and Director
                                      (Principal Financial Officer)

                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                     GLENBROOK STI CLASSIC VARIABLE ANNUITY


     Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   May 1, 2000
                                   -------------------------
                                   Date



                                    /s/TIMOTHY N. VANDER PAS
                                      ------------------------------------------
                                       Timothy N. Vander Pas
                                       Assistant Vice President and Director

                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                     GLENBROOK STI CLASSIC VARIABLE ANNUITY


     Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   May 1, 2000
                                   -------------------------
                                   Date



                                   /s/BRENT H. HAMANN
                                      ------------------------------------------
                                      Brent H. Hamann
                                      Director

                                POWER OF ATTORNEY

               WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                     GLENBROOK STI CLASSIC VARIABLE ANNUITY

     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   May 1, 2000
                                   -------------------------
                                   Date



                              /s/G. CRAIG WHITEHEAD
                                 ------------------------------------------
                                 G. Craig Whitehead
                                 Assistant Vice President and Director